First Quarter Fiscal 2020 Earnings Teleconference January 31, 2020 www.matw.com | Nasdaq: MATW Joseph C. Bartolacci President and Chief Executive Officer Steven F. Nicola Chief Financial Officer

DISCLAIMER Any forward-looking statements contained in this presentation are included pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks and uncertainties that may cause the Company’s actual results in future periods to be materially different from management’s expectations. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove correct. Factors that could cause the Company's results to differ materially from the results discussed in such forward-looking statements principally include changes in domestic or international economic conditions, changes in foreign currency exchange rates, changes in the cost of materials used in the manufacture of the Company's products, changes in mortality and cremation rates, changes in product demand or pricing as a result of consolidation in the industries in which the Company operates, changes in product demand or pricing as a result of domestic or international competitive pressures, ability to achieve cost- reduction objectives, unknown risks in connection with the Company's acquisitions, cybersecurity concerns, effectiveness of the Company's internal controls, compliance with domestic and foreign laws and regulations, technological factors beyond the Company's control, and other factors described in the Company’s Annual Report on Form 10-K and other periodic filings with the U.S. Securities and Exchange Commission (“SEC”). Included in this report are measures of financial performance that are not defined by generally accepted accounting principles in the United States (“GAAP”). The Company uses non-GAAP financial measures to assist in comparing its performance on a consistent basis for purposes of business decision-making by removing the impact of certain items that management believes do not directly reflect the Company’s core operations including acquisition costs, ERP integration costs, strategic initiative and other charges (which includes non-recurring charges related to operational initiatives and exit activities), stock-based compensation and the non-service portion of pension and postretirement expense. Management believes that presenting non-GAAP financial measures is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items that management believes do not directly reflect the Company’s core operations, (ii) permits investors to view performance using the same tools that management uses to budget, forecast, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating the Company’s results. The Company believes that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provided herein, provides investors with an additional understanding of the factors and trends affecting the Company’s business that could not be obtained absent these disclosures. The Company believes that adjusted EBITDA provides relevant and useful information, which is used by the Company’s management in assessing the performance of its business. Adjusted EBITDA is defined by the Company as earnings before interest, income taxes, depreciation, amortization and certain non-cash and/or non-recurring items that do not contribute directly to management’s evaluation of its operating results. These items include stock-based compensation, the non-service portion of pension and postretirement expense, acquisition costs, ERP integration costs, and strategic initiatives and other charges. Adjusted EBITDA provides the Company with an understanding of earnings before the impact of investing and financing charges and income taxes, and the effects of certain acquisition and ERP integration costs, and items that do not reflect the ordinary earnings of the Company’s operations. This measure may be useful to an investor in evaluating operating performance. It is also useful as a financial measure for lenders and is used by the Company’s management to measure business performance. Adjusted EBITDA is not a measure of the Company's financial performance under GAAP and should not be considered as an alternative to net income or other performance measures derived in accordance with GAAP, or as an alternative to cash flow from operating activities as a measure of the Company's liquidity. The Company's definition of adjusted EBITDA may not be comparable to similarly titled measures used by other companies. The Company has also presented adjusted net income and adjusted earnings per share and believes each measure provides relevant and useful information, which is widely used by analysts and investors, as well as by the Company’s management in assessing the performance of its business. Adjusted net income and adjusted earnings per share provides the Company with an understanding of the results from the primary operations of our business by excluding the effects of certain acquisition and system-integration costs, and items that do not reflect the ordinary earnings of our operations. These measures provide management with insight into the earning value for shareholders excluding certain costs, not related to the Company’s primary operations. Likewise, these measures may be useful to an investor in evaluating the underlying operating performance of the Company’s business overall, as well as performance trends, on a consistent basis. © 2020 Matthews International Corporation. All Rights Reserved. 2

FINANCIAL OVERVIEW

Q1 FY2020 SUMMARY ($ in millions except per-share amounts) Q1 GAAP and non-GAAP Comparison Sales • Increases for Memorialization and Industrial Technologies segments Q1 2019 Q1 2020 • Lower SGK Brand Solutions sales due to Sales $374.2 $364.9 impact of previously reported US brand client account loss and lower sales of cylinders, Gross Margin 33.8% 31.7% surfaces and engineered products in Europe Diluted E (L) PS $0.10 ($0.34) • Unfavorable currency impact of $2.5 million compared to prior year Non-GAAP Adjusted EPS* $0.50 $0.47 GAAP EPS Net Income (Loss) Attributable to Matthews $ 3.1 ($10.5) • Higher amortization due to discontinued Adjusted EBITDA* $46.5 $40.2 brand names ($0.24) • Charges related to the Company’s cost reduction program Adjusted EPS and Adjusted EBITDA • Lower consolidated sales and unfavorable changes in sales mix * See supplemental slides for Adjusted EPS and Adjusted EBITDA reconciliations, and other important disclaimers regarding Matthews’ use of Non-GAAP measures © 2020 Matthews International Corporation. All Rights Reserved. 4

SGK BRAND SOLUTIONS ($ in millions) Q1 Sales Sales • Overall sales decline primarily due to the $185.3 $174.9 previously reported US brand client account loss and lower sales of cylinders, surfaces and engineered products • Unfavorable currency impact of $1.9 million compared to last year • Solid growth in Asia-Pacific region and Q1 FY2019 Q1 FY2020 merchandising solutions in the US Q1 Adjusted EBITDA & Margin* $27.4 Adjusted EBITDA • Lower overall sales $18.7 • Unfavorable product mix • Lower margins on cylinders, surfaces and engineered products 14.8% 10.7% 14.8% Q1 FY2019 Q1 FY2020 * See supplemental slide for Adjusted EBITDA reconciliation and other important disclaimers regarding Matthews’ use of Non-GAAP measures © 2020 Matthews International Corporation. All Rights Reserved. 5

MEMORIALIZATION ($ in millions) Q1 Sales Sales $153.9 $154.4 • Higher cremation equipment sales in the UK • Improved price realization on caskets and memorial products Adjusted EBITDA • Improved price realization Q1 FY2019 Q1 FY2020 • Lower margins on cremation and incineration Q1 Adjusted EBITDA & Margin* sales due to project cost overruns $30.3 $30.1 19.7% 19.5% Q1 FY2019 Q1 FY2020 * See supplemental slide for Adjusted EBITDA reconciliation and other important disclaimers regarding Matthews’ use of Non-GAAP measures © 2020 Matthews International Corporation. All Rights Reserved. 6

INDUSTRIAL TECHNOLOGIES ($ in millions) Q1 Sales $35.0 $35.7 Sales • Higher product identification sales • Lower sales of warehouse automation systems • Decreased applied technologies sales Q1 FY2019 Q1 FY2020 Q1 Adjusted EBITDA & Margin* Adjusted EBITDA $4.3 • Impact of higher sales $3.6 10.3% 12.1% 15.6%10.3% Q1 FY2019 Q1 FY2020 * See supplemental slide for Adjusted EBITDA reconciliation and other important disclaimers regarding Matthews’ use of Non-GAAP measures © 2020 Matthews International Corporation. All Rights Reserved. 7

CAPITALIZATION AND CASH FLOWS ($ in millions) Debt Operating Cash Flow $983.0 $940.7 $966.9 $8.4 $5.4 12/31/2018 9/30/2019 12/31/2019 Q1 2019 Q1 2020 Cash • Seasonal cash flow typical of Q1 $39.8 $39.4 • Debt below December 2018 level • Quarterly dividend of $0.21/share, payable 2/17/2020 • Q1 includes cost related to the company cost reduction program 12/31/2018 12/31/2019 © 2020 Matthews International Corporation. All Rights Reserved. 8

BUSINESS OVERVIEW

BUSINESS PROGRESS & MARKET CLIMATE SGK BRAND • Slower cylinders and surfaces sales • Opportunities in engineered solutions - Received first energy storage order with expected Q4 delivery SOLUTIONS • Initiated cost improvement program in Q4-19 - $25+ million annual run rate target • Positive price realization from casket and memorial products MEMORIALIZATION • Higher sales; Incineration and waste to energy opportunities in UK and other countries • Expanding stone business with Star Granite INDUSTRIAL • Product identification sales exceeding expectations • Long term strength in warehouse automation - growing backlog TECHNOLOGIES • Product development – progressing with launch most likely into next year © 2020 Matthews International Corporation. All Rights Reserved. 10

OUTLOOK FOR FISCAL 2020 Key Drivers • Modest growth in Memorialization and SGK Brand Solutions • Continued growth in Industrial Technologies • Cost structure improvements • Focus on debt reduction Target • Non-GAAP EPS: Mid-single digit percentage growth over FY19 • Adjusted EBITDA: Mid-single digit percentage growth over FY19 © 2020 Matthews International Corporation. All Rights Reserved. 11

SUPPLEMENTAL INFORMATION

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES Included in this report are measures of financial performance that are not defined by generally accepted accounting principles in the United States (“GAAP”). The Company uses non-GAAP financial measures to assist in comparing its performance on a consistent basis for purposes of business decision-making by removing the impact of certain items that management believes do not directly reflect the Company’s core operations including acquisition costs, ERP integration costs, strategic initiative and other charges (which includes non-recurring charges related to operational initiatives and exit activities), stock-based compensation and the non-service portion of pension and postretirement expense. Management believes that presenting non-GAAP financial measures is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items that management believes do not directly reflect the Company’s core operations, (ii) permits investors to view performance using the same tools that management uses to budget, forecast, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating the Company’s results. The Company believes that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provided herein, provides investors with an additional understanding of the factors and trends affecting the Company’s business that could not be obtained absent these disclosures. © 2020 Matthews International Corporation. All Rights Reserved. 13

ADJUSTED EARNINGS PER SHARE NON-GAAP RECONCILIATION (Unaudited) (In thousands, except per share data) Three Months Ended December 31, 2019 2018 per share per share Net (loss) income attributable to Matthews $ (10,466) $ (0.34) $ 3,097 $ 0.10 Acquisition costs 1,461 0.06 1,504 0.05 ERP integration costs 499 0.02 1,611 0.05 Strategic initiatives and other charges 7,688 0.24 - - Loss on divestiture - - 3,304 0.10 Joint Venture intangible amortization expense and other charges (1) 205 0.01 - - Non-service pension and postretirement expense (2) 1,671 0.05 689 0.02 Intangible amortization expense 13,457 0.43 6,004 0.19 Tax-related - - (300) (0.01) Adjusted net income $ 14,515 $ 0.47 $ 15,909 $ 0.50 Note: Adjustments to net income for non-GAAP reconciling items were calculated using an income tax rate of 25% for the three months ended December 31, 2019, and 26% for the three months ended December 31, 2018. (1) Represents the Company's portion of intangible amortization expense and other non-recurring charges incurred by non-consolidated subsidiaries accounted for as equity-method investments within the Memorialization segment. (2) The non-GAAP adjustment to pension and postretirement expense represents the add-back of the non-service related components of these costs. Non-service related components include interest cost, expected return on plan assets and amortization of actuarial gains and losses. The service cost and prior service cost components of pension and postretirement expense are considered to be a better reflection of the ongoing service-related costs of providing these benefits. The other components of GAAP pension and postretirement expense are primarily influenced by general market conditions impacting investment returns and interest (discount) rates. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans. * See Disclaimer (page 2) for Management’s assessment of supplemental information related to adjusted net income and adjusted EPS. © 2020 Matthews International Corporation. All Rights Reserved. 14

ADJUSTED EBITDA NON-GAAP RECONCILIATION (Unaudited) (In thousands) Three Months Ended December 31, 2019 2018 Net (loss) income $ (10,306) $ 2,984 Income tax (benefit) provision (5,397) 605 (Loss) income before income taxes (15,703) 3,589 Net (income) loss attributable to noncontrolling interests (160) 113 Interest expense 9,240 10,301 Depreciation and amortization * 28,933 19,226 Acquisition costs (1)** 1,948 2,032 ERP integration costs (2)** 665 2,177 Strategic initiatives and other charges (3)** 10,251 - Loss on divestiture (4) - 4,465 Joint Venture depreciation, amortization, interest expense and other charges (5) 797 - Stock-based compensation 2,031 3,647 Non-service pension and postretirement expense (6) 2,228 931 Total Adjusted EBITDA $ 40,230 $ 46,481 Adjusted EBITDA margin 11.0% 12.4% (1) Includes certain non-recurring costs associated with recent acquisition activities. (2) Represents costs associated with global ERP system integration efforts. (3) Includes certain non-recurring costs associated with productivity and cost-reduction initiatives intended to result in improved operating performance, profitability and working capital levels. (4) Represents a loss on the sale of a controlling interest in a subsidiary within the Memorialization segment. (5) Represents the Company's portion of depreciation, intangible amortization, interest expense, and other non-recurring charges incurred by non-consolidated subsidiaries accounted for as equity-method investments within the Memorialization segment. (6) Non-service pension and postretirement expense includes interest cost, expected return on plan assets and amortization of actuarial gains and losses. These benefit cost components are excluded from adjusted EBITDA since they are primarily influenced by external market conditions that impact investment returns and interest (discount) rates. The service cost and prior service cost components of pension and postretirement expense are included in the calculation of adjusted EBITDA, since they are considered to be a better reflection of the ongoing service-related costs of providing these benefits. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans. * Depreciation and amortization was $21,656 and $11,442 for the SGK Brand Solutions segment, $4,636 and $5,019 for the Memorialization segment, $1,442 and $1,526 for the Industrial Technologies segment, and $1,199 and $1,239 for Corporate and Non-Operating, for the three months ended December 31, 2019 and 2018, respectively. ** Acquisition costs, ERP integration costs, and strategic initiatives and other charges were $3,446 and $601 for the SGK Brand Solutions segment and $9,090 and $3,608 for Corporate and Non-Operating, for the three months ended December 31, 2019 and 2018, respectively. Acquisition costs, ERP integration costs, and strategic initiatives and other charges were $328 for the Memorialization segment for the three months ended December 31, 2019. * See Disclaimer (page 2) for Management’s assessment of supplemental information related to adjusted EBITDA. © 2020 Matthews International Corporation. All Rights Reserved. 15